SUBSEQUENT EVENTS	9 Months Ended
May 31, 2019
Statements [Line Items]
SUBSEQUENT EVENTS [Text Block]
13.	SUBSEQUENT EVENTS

Warrant Exercise by HCI

On June 20, 2019 HCI increased its ownership interest in the Company as a result of the exercise of certain common share purchase warrants to purchase 80,000 common shares at $1.70 per common share. Following the warrant exercise, HCI beneficially held 6,782,389 common shares of the Company, representing 20.05% of the Company’s issued and outstanding common shares.

Private Placement by HCI

On June 28, 2019 the Company closed a non-brokered private placement with HCI for gross proceeds of $1.3 million. In connection with the private placement, the Company issued an aggregate of 1,111,111 common shares to Deepkloof Limited, a subsidiary of HCI, at a price of US$1.17 per common share. On a non-diluted basis and after giving effect to the private placement, HCI’s ownership percentage has increased from 20.05% to 22.60% of the Company’s issued and outstanding common shares. The Company did not pay any finder’s fees in connection with the private placement.

Lion Battery Technologies Inc.

Subsequent to period end, on July 11, 2019, the Company, together with Anglo American Platinum Limited (“AAP”), launched a new venture through a jointly owned company, Lion Battery Technologies Inc. (“Lion”) to accelerate the development of next generation battery technology using platinum and palladium. AAP and the Company have agreed together to invest up to a total of $4.0 million, subject to certain conditions, in exchange for preferred shares of Lion at a price of $0.50 per share over approximately a three to four year period. AAP and the Company have each invested an initial $550,000 into Lion in exchange for 1,100,000 preferred shares each. In addition, the Company invested $4,000 as the original founder’s round into Lion in exchange for 400,000 common shares at a price of $0.01 per common share.

Lion has entered into an agreement with Florida International University (“FIU”) to fund a $3.0 million research program over approximately a three year period utilizing platinum and palladium to unlock the potential of Lithium Air and Lithium Sulphur battery chemistries to increase their discharge capacities and cyclability. Under the agreement with FIU, Lion will have exclusive rights to all intellectual property developed and will lead all commercialisation efforts. Under the terms of the agreement with FIU, Lion will advance funding to FIU in four tranches. The first tranche totalling $1.0 million is to be funded by Lion to in mid July 2019.  Lion is also required to pay FIU a one-time fee of $50,000 in mid July 2019. Three subsequent tranches of $666.667 each will be funded approximately every six months based on the attainment of research milestones by FIU.  Investment into Lion by AAP and the Company in excess of the $3.05 million earmarked for FIU is to be utilized by Lion for general and administrative costs and for future commercialization efforts by Lion.  If the Company should fail to contribute its share of a required subscription to Lion it would be in breach of its agreement with Lion and its interest in Lion may be subject to dilution.